CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
        ---------------------------------------------------------------

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the The Olstein Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the The Olstein Funds for the year ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The Olstein Funds for the stated period.

/s/ Robert A. Olstein           /s/ Michael Luper
---------------------           -----------------
Robert A. Olstein               Michael Luper
President, The Olstein Funds    Treasurer, The Olstein Funds

Dated:   September 7, 2006
        -------------------

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Olstein Funds for purposes of Section 18 of the Securities Exchange Act of 1934.